LIMITED PARTNER PLEDGE AND SECURITY AGREEMENT

          This LIMITED PARTNER PLEDGE AND SECURITY
AGREEMENT, dated July 31, 1996 (this "Agreement"), is made by PRC II CORPORATION, a Delaware corporation (together with its successors and assigns, the "Pledgor") and the sole limited partner of Panda-Rosemary, L.P., a Delaware limited partnership (together with its successors and assigns, the "Partnership"), to FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America, as collateral agent pursuant to Intercreditor Agreement (as defined below) (together with its successors and assigns, the "Collateral Agent") and grantee hereunder for the benefit of the Secured Parties (as defined in the Trust Indenture referred to below).

                    W I T N E S S E T H:

          WHEREAS, the Partnership is the legal and beneficial owner of all of the shares of common stock issued by Panda-Rosemary Funding Corporation, a Delaware corporation (the "Company");

          WHEREAS, the Company, the Partnership and Fleet
National Bank, as trustee (the "Trustee"), are parties to that certain Trust Indenture, dated as of July 31, 1996 (as the same may be amended, modified or supplemented, the "Trust Indenture"), providing for the issuance by the Company of certain debt securities (the "Bonds");

          WHEREAS, the Partnership has made that certain Partnership Guaranty, dated the date hereof (as the same may be amended, modified or supplemented, the "Partnership Guaranty"), in favor of the Trustee to guarantee the performance by the Company of its obligations under the Bonds and the Trust Indenture;

          WHEREAS, the Company and the Partnership are parties to that certain Loan Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented, the "Company Loan Agreement"), pursuant to which the Company has loaned the proceeds of the Bonds to the Partnership;

          WHEREAS, the Company and the Collateral Agent are parties to that certain Security Agreement, dated the date hereof, pursuant to which the Company has assigned to the Collateral Agent, and created a security interest in, all of its right, title and interest in, to and under the Company Loan Agreement and the related promissory note;

          WHEREAS, in order to satisfy certain requirements of the Partnership under the Project Agreements (as defined in the Trust Indenture) or for other purposes, the Partnership may incur indebtedness as permitted under the Trust Indenture in connection with the issuance of letters of credit by Bayerische Vereinsbank AG or other Credit Banks (as defined in the Trust Indenture) pursuant to a Credit Bank Reimbursement Agreement (as defined in the Trust Indenture);

          WHEREAS, the Partnership may incur indebtedness as permitted under the Trust Indenture in the form of working capital loans made by the Credit Banks under a Credit Bank
Working Capital Agreement (as defined in the Trust
Indenture);

          WHEREAS, the Partnership may also incur additional debt, as permitted under the Trust Indenture, either directly or indirectly through the Company, to finance certain modifications and enhancements to the Project in the future ("Additional Permitted Debt", as that term is defined in the Trust Indenture) and may enter into interest rate protection agreements in connection with the Additional Permitted Debt of the Partnership;

          WHEREAS, the Pledgor will receive direct and indirect financial and other benefits from the issuance of the Bonds by the Company pursuant to the Trust Indenture and the incurrence of any indebtedness pursuant to any Credit Bank Reimbursement Agreement, any Credit Bank Working Capital Agreement and the documents relating to any Additional Permitted Debt or interest rate protection transactions; and

          WHEREAS, the Funding Company, the Partnership, Bayerische Vereinsbank AG, the Trustee, Fleet National Bank, as depositary agent, and the Collateral Agent are parties to that certain Collateral Agency and Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement"), providing for the Collateral Agent to act as collateral agent for the Secured Parties (as defined in the Trust Indenture); and

          WHEREAS, the Collateral Agent and the Secured Parties are willing to enter into the transactions contemplated by, among other things, the Trust Indenture and the Credit Bank Documents (as defined in the Trust Indenture) only upon the condition, among others, that the Pledgor executes and delivers this Agreement, in favor of the Collateral Agent for the benefit of the Secured Parties, which grants to the Collateral Agent for the benefit of the Secured Parties a security interest in the Collateral referred to below, to secure the Obligations (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms.  Unless otherwise
defined herein, terms defined in the Intercreditor Agreement
(including terms defined in the Trust Indenture and incorporation in the Intercreditor Agreement) shall have such defined meanings when used herein.

          "Additional Pledged Interests" shall mean (i) all interests of certificates representing a distribution in connection with any reclassification, increase or reduction of capital of the Partnership or issued in connection with any reorganization of the Partnership, whether as an addition to, in substitution or redemption of or in exchange for, any other Collateral or otherwise, (ii) any sums paid upon or in respect of the Collateral as distributions upon the liquidation or dissolution of the Partnership and
(iii) any distribution of capital made on or in respect of the Collateral or any property distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Partnership or pursuant to the reorganization thereof.

          "Collateral" shall have the meaning ascribed thereto in Section 2.

          "Default Notice" shall have the meaning ascribed thereto in Section 6(c).

          "Indemnitee" shall have the meaning ascribed thereto in Section 21.

          "Obligations" means (i) all obligations of the Pledgor under this Agreement or the Collateral Documents,
(ii) all obligations of the Partnership or the Company to the Collateral Agent, the Depositary Agent or the Secured Parties now or hereafter existing under the Bonds, the Trust Indenture, each Partneship Guarantee the Partnership Notes, any Additional Permitted Debt, any Credit Bank Working Capital Agreement, any Credit Bank Reimbursement Agreement, any Interest Rate Protection Agreement, this Agreement or the Collateral Documents, whether for principal, interest (including, without limitation, interest accruing following the filing by or against the Partnership or the Company of a bankruptcy petition, whether or not allowed as a claim in a bankruptcy proceeding), fees, indemnification, expenses or otherwise, and (iii) all other liabilities, obligations, covenants and duties owing to the Collateral Agent, the Depositary Agent or the Secured Parties, from or by the Pledgor, the Partnership or the Company of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under or in the connection with the Trust Indenture, each Partnership Guarantee, the Partnership Notes, any Additional Permitted Debt, any Credit Bank Working Capital Agreement, any Credit Bank Reimbursement Agreement, any Interest Rate Protection Agreement, this Agreement or the Collateral Documents, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), joint or several, absolute or contingent, liquidated or unliquidated, due or to become due, now existing or hereafter arising, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including, without limitation, all indebtedness of the Pledgor, the Partnership or the Company under any instrument now or hereafter evidencing or securing any of the foregoing and however acquired.

          "Prime Rate" means, as of any day, the interest rate per annum established by the Collateral Agent from time to time as its "Prime Rate".

          SECTION 2.  Pledge.  As security for the
Obligations and subject to and in accordance with the provisions of this Agreement, including without limitation
Section 6 hereof, the Pledgor hereby pledges, grants, assigns, hypothecates, transfers and delivers to the Collateral Agent, for its benefit and the benefit of the Secured Parties, a first priority security interest in the following whether now owned or existing or hereafter acquired or arising and wherever located (the "Collateral"):

          (a) all of the Pledgor's limited partnership interests in the Partnership and all of the Pledgor's rights, privileges, authority and powers as a limited partner of the Partnership under the Partnership Agreement, but excluding all rights of the Pledgor to
(i) indemnification from (x) the Partnership for any claims, liabilities, damages, losses, costs or other amounts incurred in connection with the performance of its responsibilities as a limited partner of the Partnership or otherwise or (y) any Partner pursuant to the provisions of the Partnership Agreement in respect of any claim thereunder, or (ii) any liability insurance maintained by the Pledgor or any Person for the benefit of the Pledgor; provided, that the foregoing exclusion shall not exclude the Collateral Agent (or a Person designated by the Collateral Agent to exercise the remedies provided herein) from the benefits of such indemnification and liability insurance upon the exercise of any the remedies provided herein;

          (b)  subject to Section 6(b), all monies and
property representing a distribution in respect of the property described in the preceding clause (a), including, without limitation, (i) all income, cash flow, revenues, issues, profits, losses, distributions, payments, proceeds and other property of every kind and variety due, accruing or owing to, or to be turned over to, or disbursed to the Pledgor by the Partnership in connection with, the Pledgor's limited partnership interests therein, and (ii) all Additional Pledged Interests;

          (c)  all of the Pledgor's right, title and
interest to the Governmental Approvals; provided, that any Governmental Approval which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder is expressly excepted and excluded from the Lien and the terms of this Agreement to the extent necessary so as to avoid such voidness, voidability, terminability or revocability;

          (d) the Pledgor's interest under any agreement, now or hereafter in effect, with any other Partner in the Partnership providing for the right of the Pledgor to acquire or exercise the partnership interest in the Partnership now or hereafter owned or held by any such other
Partner in the Partnership;

          (e) any other claim which the Pledgor now has or may in the future acquire in the Pledgor's capacity as a limited partner of the Partnership against the Partnership and its property; and

          (f) all proceeds, products and accessions of and to any of the property described in the preceding clauses
(a), (b), (c), (d) and (e).

          SECTION 3.  Security for Obligations.

          (a) This Agreement secures, and the Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. E362(a)), of all Obligations now or hereafter existing.

          (b) This Agreement and the grant of the security interest contained herein is for collateral purposes only and neither the Collateral Agent nor any Secured Party shall, by virtue of this Agreement, their receipt of distributions from the Partnership or their exercise of any right hereunder, be deemed to (i) have acquired any interest in or responsibility for the Pledgor's obligations contained in the Partnership Agreement, (ii) be liable for any contribution to the Partnership under the Partnership Agreement or the applicable limited partnership act or
(iii) have any other liability for the debts, obligations or liabilities of the Partnership or the Pledgor, except in the event of foreclosure upon the Collateral (and only to the extent of such foreclosure on the particular Collateral).

          SECTION 4.  Representations and Warranties.  On
and as of the date hereof, the Pledgor represents and warrants to the Collateral Agent and the Secured Parties as follows:

          (a) The Pledgor is the owner of, and has good and marketable title to, the limited partnership interest and the other Collateral pledged pursuant to this Agreement, free and clear of any Lien except for the pledge and security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder and Liens for Taxes not yet due or which are subject to a Good Faith Contest. Such general partnerhship interest is not evidenced by a
certificate.   No financing statement covering the
Collateral is on file in any public office other than terminated financing statements and the financing statements filed pursuant to this Agreement or in connection with the transactions contemplated by the Trust Indenture. The Collateral is not subject to any law (except as may be required in connection with any disposition of the Collateral by laws affecting the offering and sale of securities generally) or contractual obligation that would be violated by or that would prohibit the grant of the security interest in the Collateral granted pursuant hereto or the disposition of the Collateral by or to the Collateral Agent upon the occurrence and continuance of an Event of Default or a Trigger Event.

          (b) The Pledgor is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to own property and transact business in the State of Texas and in every other jurisdiction where the ownership of its property and the nature of its business as currently conducted and as contemplated to be conducted under each Project Document to which the Pledgor or the Partnership is a party requires it to be qualified.

          (c) The Pledgor has full power, authority and legal right to enter into this Agreement and each other Project Document to which it is a party and to perform its obligations hereunder and thereunder and to pledge all of the Collateral pursuant to this Agreement. The pledge of the Collateral pursuant to this Agreement has been duly authorized by the Pledgor. This Agreement and each other Project Document to which the Pledgor is a party have been duly authorized, executed and delivered by the Pledgor and constitute legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (d) No consent of any other party (including, without limitation, stockholders or creditors of the Pledgor) and no Governmental Approval is required which has not been obtained (i) for the execution, delivery and performance by the Pledgor of this Agreement and each other Project Document to which the Pledgor is a party, (ii) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or (iii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required (x) in connection with any disposition of all or any part of the Collateral under any laws affecting the offering and sale of securities generally, (y) under federal and state laws, rules and regulations and applicable interpretations thereof providing for the supervision or regulation of the banking or trust businesses generally and applicable to the Collateral Agent or any Secured Party and (z) with respect to the Collateral Agent or any Secured Party as a result of any relationship which such Person may have with Persons not parties to, or any activity or business such Person may conduct other than pursuant to, any of the Financing Documents).

          (e) The execution and delivery of this Agreement concurrently with the filing of Form UCC-1 financing statements with the Secretary of State of the State of Texas, the Secretary of State of the State of Delaware, the Secretary of State of the State of North Carolina, the appropriate officer of Halifax County, North Carolina, and the appropriate officer of Northampton County, North Carolina create a valid and perfected first priority security interest in the Collateral securing the payment of the Obligations subject to no Liens other than those created by this Agreement.

          (f) The execution, delivery and performance of this Agreement and each other Project Document to which the Pledgor is a party will not (i) require any consent or approval of the Board of Directors or stockholders of the Pledgor which has not been obtained; (ii) violate the provisions of the Pledgor's Certificate of Incorporation or By-Laws; (iii) violate the provisions of any law (including, without limitation, any usury law), regulation or order of any Governmental Authority applicable to the Pledgor or the Partnership; (iv) conflict with, result in a breach of or constitute a default under the Partnership Agreement or any other material agreement relating to the management or affairs of the Pledgor or the Partnership, or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Pledgor or the Partnership is a party or by which the Pledgor or the Partnership or any of their material properties may be bound (which default or breach has not been permanently waived by the other party to such document); or (v) result in or create any Lien (other than Permitted Liens) under, or require any consent which has not been obtained under, any indenture or loan or credit agreement or any other material agreement, instrument or document, or the provisions of any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority binding upon the Pledgor or the Partnership or any of their properties.

          (g) There is no action, suit or proceeding at law or in equity or by or before any Governmental Authority, arbitral tribunal or other body now pending or, to the best knowledge of the Pledgor, threatened against the Pledgor or the Partnership which questions the validity or legality of or seeks damages in connection with this Agreement or any other Project Document to which the Pledgor or the Partnership is a party or which could reasonably be expected to have a material adverse effect on the Pledgor or the Partnership, other than those actions, suits or proceedings which have been previously disclosed in the Offering Circular, dated July 26, 1996, relating to the Bonds.

          (h)  Each of the financial statements of the
Pledgor for its most recently ended fiscal year and quarter heretofore furnished to the Collateral Agent is complete and correct in all material respects and fairly presents the financial condition of the Pledgor as at said dates in conformity with GAAP applied on a consistent basis.

          (i) The chief executive office of the Pledgor is located at 4100 Spring Valley Road, Suite 1001, Dallas,
Texas 75244.

          (j) All contributions currently required to be paid to the Partnership by the Pledgor have been paid.

          (k)  The copy of the Partnership Agreement
delivered to the Collateral Agent on the date hereof is a true, complete and correct copy of the Partnership
Agreement. After giving effect to the redemption on the date hereof by the Partnership of the limited partnership interest in the Partnership of Ford Motor Credit Company, the Pledgor is the sole limited partner of the Partnership.

          (l) The Pledgor has not changed its name or done business under any other name within the last five years, except that the Pledgor is registered to do business in the State of Texas under thename "Rosemary II Corporation."

          (m)  The Pledgor is not (i) an "investment
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" within the meaning of PUHCA or (iii) a "registered holding company" or a "subsidiary company" of a "registered holding company" or an "affiliate" of a "registered holding company" or a "subsidiary company" of a "registered holding company" within the meaning of PUHCA.

          (n) The Pledgor has derived and will continue to derive direct and indirect benefits from the incurrence of its obligations under this Agreement and from the incurrence by the Partnership of its obligations under the Partnership Guaranty, the Trust Indenture, the Company Loan Agreement and the other Financing Documents.

          SECTION 5.  Supplements; Further Assurances.

          (a) The Pledgor agrees that, at any time and from time to time, the Pledgor will at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) All Additional Pledged Interests shall be pledged and, to the extent such Additional Pledged Interests constitute certificates, instruments or monies, delivered to the Collateral Agent to be held by it as additional collateral security for the prompt and complete payment and performance when due of the Obligations. All Additional Pledged Interests which are received by the Pledgor shall, until pledged, paid or delivered to the Collateral Agent, be held by the Pledgor in trust for the benefit of the Collateral Agent and shall be segregated from the other funds and property of the Pledgor and the Pledgor agrees to pledge and deliver the same forthwith to the Collateral Agent in the exact form received (if applicable), with the endorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Collateral Agent subject to the terms hereof.

          SECTION 6.  Rights of Pledgor; Etc.

          (a) Generally. The Pledgor shall be entitled to exercise any and all rights pertaining to the Collateral or any part thereof (including, without limitation, the right to receive distributions in respect of its partnership interests) so long as (i) no Event of Default or Trigger
Event shall have occurred and be continuing and no Default
Notice (as defined in Section 6(c) below) shall have been delivered to it and (ii) the exercise of such rights would not otherwise result in an Event of Default or Trigger
Event.

          (b) Distributions. Unless an Event of Default or Trigger Event shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain any and all distributions paid in respect of the Collateral in compliance with the terms of the Intercreditor Agreement; provided, that any and all

              (i) distributions paid or payable in respect of any Collateral (whether paid in cash, securities or other property) in connection with a partial or total liquidation or dissolution of the Partnership (other than in connection with any deemed liquidation on account of a termination of the Partnership under
     Section 708(b)(1)(B) of the Code), and

             (ii)   distributions of all property (whether
     cash, securities or other property) paid, payable or otherwise distributed in redemption of, or in exchange for, the property described in Section 2(a) above,

shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement). Upon the occurrence and during the continuance of an Event of Default or Trigger Event, all rights of the Pledgor to receive the distributions which it would otherwise be authorized to receive and retain pursuant to the preceding sentence shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to receive and hold as Collateral such distributions; provided, that if and when an Event of Default or a Trigger Event is cured in accordance with the applicable provisions of the Financing Documents, all rights of the Pledgor shall be restored and the Collateral Agent shall promptly turn over to the Pledgor all distributions so received during the period of the continuance of the applicable Event of Default or Trigger Event (less the amount thereof applied by the Collateral Agent in accordance with Section 12(c) below).

          (c) Other Rights. Upon the occurrence and during the continuance of an Event of Default or a Trigger Event, after the Collateral Agent delivers a notice to the Pledgor indicating its determination to exercise the Pledgor's rights with respect to the Pledgor's limited partnership interest in the Partnership (the "Default Notice"), all rights of the Pledgor as a limited partner of the Partnership which it would otherwise be entitled to exercise pursuant to Section 6(a) above shall cease and all such rights shall thereupon become vested in the Collateral Agent (subject to the provisions of the Partnership Agreement and applicable law); provided, that if after the delivery of the Default Notice the Event of Default or Trigger Event giving rise thereto is cured in accordance with the applicable provisions of the Financing Documents, all rights of the Pledgor shall be restored.

          SECTION 7.  Covenants.

          (a) Without the prior written consent of the Collateral Agent, or as otherwise permitted under the Intercreditor Agreement, the Pledgor shall not (i) vote to enable, or take any other action to permit, the Partnership
(x) to issue any additional limited partnership interests of any nature, (y) to issue any other securities convertible into or exchangeable for any limited partnership interests of the Partnership or (z) to issue any other securities that grant the right to purchase any partnership interests of the Partnership, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral or (iii) create, incur or permit to exist any Liens or options in favor of, or any claims of any Person with respect to, any of the Collateral or any interest therein, except for Permitted Liens and the Liens provided for by this Agreement; provided, that, subject to Section 7(i) hereof, the issuance, transfer, conversion or sale of any of the Collateral may occur notwithstanding the foregoing if such issuance, transfer, conversion or sale would not result in an Event of Default or Trigger Event (such issuance, transfer, conversion or sale being herein referred to as a "Permitted Transfer") and (x) the purchaser or transferee of such Collateral (including, without limitation, any Partner of the Partnership to whom the partnership interests of the Pledgor are transferred following the withdrawal of the Pledgor as a Partner of the Partnership) shall pledge such Collateral pursuant to a pledge agreement substantially similar hereto and take such additional actions as the Collateral Agent may reasonably request in connection therewith (including, without limitation, executing and delivering such agreements, certificates, legal opinions, instruments or other documents as may be reasonably requested by the Collateral Agent),
(y) no Default or Event of Default or Trigger Event would result therefrom and (z) none of the representations and warranties set forth in the Trust Indenture shall be untrue or incorrect in any material respect solely as a result of the occurrence of a Permitted Transfer.

          (b)  The Pledgor agrees that it will pledge
hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional limited partnership interests issued to it by the Partnership.

          (c) The Pledgor shall preserve and maintain its legal existence as a corporation in good standing under the laws of the State of Delaware and (ii) its qualification to do business in the State of Texas and in every other jurisdiction where the ownership of its property and the nature of its business require it to be so qualified.

          (d) The Pledgor shall obtain, maintain and comply with all Governmental Approvals as shall now or hereafter be necessary under applicable law, rule or regulation, in each case in connection with the making and performance by the Pledgor of any material provision of the Project Documents to which it is a party. The Pledgor shall comply in all material respects with all applicable laws with respect to which noncompliance could reasonably be expected to have a material adverse affect on the Collateral or the Pledgor's ability to perform its obligations under any Project Document.

          (e)  The Pledgor shall pay and discharge all
taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto and all lawful claims which, if unpaid, could reasonably be expected to become a Lien (other than Permitted Liens) upon the Collateral. The Pledgor shall have the right, however, to contest in good faith the validity or amount of any such tax, assessment, charge, levy or claim by proper proceedings timely instituted, and may permit the taxes, assessments, charges, levies or claim so contested to remain unpaid during the period of such contest if (i) the Pledgor diligently prosecutes such contest, (ii) the Pledgor sets aside on its books adequate reserves in accordance with GAAP plus an amount equal to 50% of the difference between the amount being contested and the amount required to be reserved by GAAP and (iii) during the period of such contest the enforcement of any contested item is effectively stayed. The Pledgor will promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record.

          (f)  The Pledgor shall furnish to the Collateral
Agent the following documents:

              (i)   unaudited financial statements of the
     Pledgor within one hundred twenty (120) days of the close of each fiscal year of the Pledgor; and

             (ii)   from time to time, such further
     information (whether or not of the kind mentioned above) regarding the business, affairs, operations and financial condition of the Pledgor as the Collateral
     Agent may reasonably request.

          (g) The Pledgor shall keep proper books of record and account in which full, true and correct entries in accordance with GAAP are made and permit representatives of the Collateral Agent, upon the giving of reasonable notice, to visit and inspect its properties, to examine its books of record and account and to discuss its affairs, finances and accounts with its principal officers, engineers and independent accountants, all at such reasonable times during business hours and at such intervals as the Collateral Agent may desire.

          (h) The Pledgor shall perform and observe all of its covenants and agreements contained in any of the Project
Documents to which it is a party.

          (i) The Pledgor shall remain a limited partner of the Partnership and shall not withdraw from the Partnership.

          (j)  The Pledgor shall not (i) merge or
consolidate with or into any other Person, (ii) sell, lease, transfer or otherwise dispose of all or substantially all of its assets, (iii) create, acquire or operate any Subsidiary (other than the Partnership and the Company), (iv) be a partner in any partnership or a participant in any cost sharing arrangement or joint venture except for the Partnership, (v) directly or indirectly purchase or acquire any stock, obligations or securities of, or any other interests in any Person other than the Partnership and Permitted Investments, (vi) create or become or be liable with respect to any Guaranty or (vii) lend money or credit or make advances or any capital contribution to any Person other than contributions to the Partnership.

          (k) The Pledgor shall not create, incur, assume or suffer to exist any Debt other than up to Two Hundred
Fifty Thousand Dollars ($250,000) aggregate principal amount of Debt outstanding at any time.

          (l) The Pledgor shall not engage in any business other than holding a limited partnership interest in the Partnership.

          (m) The Pledgor shall not, without the prior written consent of the Trustee, agree to or permit (i) the cancellation or termination of the Partnership Agreement, except upon the expiration of the stated term thereof, or
(ii) any amendment, supplement, modification or waiver with respect to any of the provisions of the Partnership
Agreement if such amendment, supplement, modification or waiver would have a material adverse effect on the value of the Collateral, on the rights of the Collateral Agent or Secured Parties or on the financial condition of the Partnership.

          (n) The Pledgor shall not enter into or carry out any transaction with any Affiliate on a basis less favorable than the Pledgor would obtain in a comparable arm's-length transaction unless such transaction has been approved by the Collateral Agent in writing, except that the Pledgor may carry out transactions with the Partnership on terms less favorable to the Pledgor than arm's-length terms.

          (o)  The Pledgor shall not establish a new
location for its chief executive office or change its name until (i) it has given to the Collateral Agent no less than sixty (60) days' prior written notice of its intention so to do, clearly describing such new location or specifying such new name, as the case may be, and (ii) with respect to such new location or such new name, as the case may be, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (p) The Pledgor shall pay or cause to be paid, and shall hold the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral.

          (q)  Except as permitted under Section 7(a)
hereof, the Pledgor shall cause the Partnership not to issue any partnership interests or other securities in addition to or in substitution for the Collateral or any warrants, options or other rights to acquire its partnership interests or other Collateral to any Person other than the Pledgor.

          SECTION 8.  Collateral Agent Appointed Attorney-In-
Fact.

          (a)  Upon the occurrence and during the
continuance of an Event of Default or a Trigger Event, subject to the Pledgor's rights under Section 6 hereof, the Pledgor hereby appoints the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise (i) to exercise all voting, consent, managerial and other rights related to the Collateral, (ii) to execute and deliver, at any time and from time to time, any instrument or instruments providing for the approval of the identity and admission to the Partnership of any person or entity who becomes a substituted or additional partner in the Partnership pursuant to the exercise by the Collateral Agent of its rights and remedies hereunder, under the Trust Indenture or any of the other Project Documents and (iii) from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to enforce its rights under this Agreement, including, without limitation, authority to receive, endorse and collect all instruments made payable to the Pledgor representing any distribution, interest payment or other payment in respect of the Collateral or any part thereof and to give full discharge for the same. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement. Nevertheless, the Pledgor shall, if so requested by the Collateral Agent, ratify and confirm all that the Collateral Agent shall lawfully do or cause to be done by virtue hereof as the Pledgor's attorney-in-fact by executing and delivering to the Collateral Agent, or to such other Person as the Collateral Agent shall direct, all documents and instruments as may be necessary or, in the judgment of the Collateral Agent, advisable for such purpose.

          (b) The Pledgor further authorizes the Collateral Agent, at any time and from time to time, (i) to execute, in connection with any sale provided for hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and (ii) to the full extent permitted by applicable law, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Pledgor.

          SECTION 9.  Collateral Agent May Perform.  If the
Pledgor fails to perform any agreement contained herein after receipt of a written request to do so from the Collateral Agent, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 14 hereof.

          SECTION 10. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Collateral Agent accords its own property of the type of which the Collateral consists, it being understood that subject to the exercise of such reasonable care the Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          SECTION 11.  No Liability.

          (a) Until such time as the Collateral Agent shall deliver a Default Notice pursuant to Section 6(c) above, none of the Collateral Agent or the Secured Parties or any of their directors, officers, employees or agents shall be deemed to have assumed any of the liabilities or obligations of a partner of the Partnership as a result of the pledge and security interest granted under or pursuant to this Agreement. None of the Collateral Agent or the Secured Parties or any of their directors, officers, employees or agents shall be liable for any failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          (b)  Anything herein to the contrary
notwithstanding, the Pledgor shall remain liable under the Partnership Agreement and any other Project Document to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed. The exercise by the Collateral Agent of any of the rights or remedies hereunder shall not release the Pledgor from any of its duties or obligations under the Partnership Agreement or any other Project Document to which it is a party.

          SECTION 12.  Remedies Upon Default.  If an Event
of Default or a Trigger Event shall have occurred and be continuing:

          (a) The Collateral Agent may (i) as provided in and in accordance with the terms of the Partnership
Agreement and applicable law, become a substitute or additional limited partner in the Partnership or designate another Person to become such substitute or additional limited partner, (ii) exercise the Pledgor's rights as a limited partner of the Partnership as provided in Section
6(c), (iii) exercise the power of attorney described in SectionE8, (iv) grant an option or options to purchase all or any part of the Collateral and/or (v) exercise any other right or remedy available hereunder, at law or in equity.

          (b) (i)   The Collateral Agent may exercise
     in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code then in effect in the State of New York, or unless prohibited by applicable law, the Uniform Commercial Code then in effect in any other applicable jurisdiction, and the Collateral Agent may also in its sole discretion, without advertisement or notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may reasonably deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral at any such sale. The Collateral Agent may, in its sole discretion, at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale the Collateral
     Agent shall have the right to deliver, assign and transfer to the purchaser thereof (including the Collateral Agent or any Secured Party) the
     Collateral. Each purchaser at any such sale shall hold the property sold free from any claim or right on the part of the Pledgor and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The
     Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. At any such sale, the Collateral may be sold in one lot, as an entirety or in separate units. Assuming that such sales are made in compliance with federal and state securities laws, the Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. The Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale, if commercially reasonable, was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

             (ii)   The Pledgor recognizes that the
     Collateral Agent may elect in its sole discretion to sell all or a part of the Collateral to one or more purchasers in privately negotiated transactions in which the purchasers will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act")) and the Pledgor and the Collateral Agent agree that such private sales shall be made in a commercially reasonable manner and that the Collateral Agent has no obligation to engage in public sales and no obligation to delay sale of any Collateral to permit the issuer thereof to register the Collateral for a form of public sale requiring registration under the Securities Act.

            (iii)   In case of any sale of all or any
     part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the full selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

             (iv)   The receipt by the Collateral Agent
     of the purchase money paid at any such sale made by it shall be a sufficient discharge of all obligations of the purchaser thereof. No purchaser (or the representatives or assigns of any purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

              (v)   Instead of exercising the power of
     sale provided in Section 12b(i) hereof, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose the security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

             (vi)   No sale or other disposition of all
     or any part of the Collateral by the Collateral
     Agent pursuant to this Section 12 shall be deemed to relieve the Partnership, the Company or the Pledgor of any Obligation except to the extent the proceeds thereof are applied by the Collateral
     Agent to the payment of such Obligations.

            (vii)   The Pledgor hereby waives
     presentment, demand, protest or notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (c) The proceeds of any Collateral obtained or disposed of hereunder shall be applied as set forth in the Intercreditor Agreement and the Depositary Agreement.

          SECTION 13.  Purchase of the Collateral.  The
Pledgor may be a purchaser of the Collateral or any part thereof or any right or interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise hereunder. Any purchaser of all or any part of the Collateral shall, upon any such purchase, acquire good title to the Collateral so purchased, free of the security interests created by this Agreement.

          SECTION 14. Expenses. The Pledgor will upon demand pay to the Collateral Agent and the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, and any transfer taxes which the Collateral Agent or the Secured Parties may incur in connection with (i) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral pursuant to the exercise or enforcement of any of the rights of the Collateral Agent hereunder or
(ii) the failure by the Pledgor to perform or observe any of the provisions hereof, together with interest thereon at the rate per annum equal to the Prime Rate plus two percent (2%). Any amount payable by the Pledgor pursuant to this SectionE14 shall be payable on demand and shall constitute Obligations secured hereby.

          SECTION 15. No Waiver. No failure or delay on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

          SECTION 16.  Amendments; Etc.  No waiver,
amendment, modification or termination of any provision of this Agreement, or consent to any departure by the Pledgor therefrom, shall in any event be effective without the written concurrence of the Collateral Agent and none of the Collateral shall be released without the written consent of the Collateral Agent. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 17.  Release.  Subject to Section 25
hereof, upon the indefeasible payment in full or performance of the Obligations and the occurrence of the Debt Termination Date, the Collateral Agent, upon request by the Pledgor, shall execute and deliver all such documentation necessary to release the Liens created pursuant to this Agreement.

          SECTION 18.  Notices.  Any notice to the
Collateral Agent shall be deemed effective only if sent to and received at the office of the Collateral Agent at 777 Main Street, Hartford, Connecticut 06115 or sent by confirmed telecopy to telecopy number (860) 986-7920. Any notice to the Pledgor hereunder shall be deemed to have been duly given only if sent to and received at the office of the Pledgor at 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244, Attention: President, or sent by confirmed telecopy to telecopy number (214) 980-6815, or at such other address of which such Person shall have notified in writing the other party hereto.

          SECTION 19.  Continuing Security Interest.  This
Agreement shall create a continuing Lien on the Collateral until the release thereof pursuant to Section 17 hereof.

          SECTION 20.  Security Interest Absolute.  All
rights of the Collateral Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a)  any lack of validity or enforceability
     of any of the Project Documents or any other agreement or instrument relating thereto (other than against the Collateral Agent);

          (b)  any change in the time, manner or place
     of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Project Documents or any other agreement or instrument relating thereto; provided, that the aggregate amount of the Obligations shall not be increased other than in accordance with the Trust
     Indenture without the consent of the Pledgor;

          (c)  any exchange, release or non-perfection
     of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations; or

          (d)  any other circumstance which might
     otherwise constitute a defense available to, or a discharge of, the Pledgor.

          SECTION 21.  Indemnity.

          (a) The Pledgor agrees to indemnify, reimburse and hold the Collateral Agent and the Secured Parties and their respective officers, directors, employees and agents (each individually, an "Indemnitee", and collectively, "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and disbursements) (such expenses, for purposes of this Section 21, hereinafter "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any Indemnitee in any way relating to or arising out of (i) this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby, or the enforcement of any of the terms hereof, or the preservation of any rights hereunder or
(ii) the ownership, purchase, delivery, control, acceptance, financing, possession, condition, sale, return or other disposition, or use of, the Collateral (including, without limitation, latent or other defects, whether or not discoverable). Each Indemnitee agrees to use its best efforts promptly to notify the Pledgor of any assertion of any such liability, damage, injury, penalty, claim, demand, action, judgment or suit of which such Indemnitee has knowledge.

          (b)  Without limiting the application of
Section 21(a), the Pledgor agrees to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation, protection or validation of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c)  Without limiting the application of
Section 21(a), the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any failure of the Pledgor to comply with its obligations under this Agreement or any misrepresentation by the Pledgor in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

          (d) If and to the extent that the obligations of the Pledgor under this Section 21 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations permissible under applicable law.

          SECTION 22. Obligations Secured by Collateral. Any amount paid by any Indemnitee as to which such Indemnitee has the right to reimbursement, and any amount paid by the Collateral Agent in preservation of any of its rights or interest in the Collateral, together with interest on such amounts from the date paid until reimbursement in full at a rate per annum equal at all times to the Prime Rate plus two percent (2%), shall constitute Obligations secured by the Collateral.

          SECTION 23. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived, they are hereby waived by the parties hereto to the full extent permitted by law so that this Agreement shall be deemed a valid and binding agreement in accordance with its terms.

          SECTION 24. Counterparts; Effectiveness. This Agreement and any amendment, waiver, consent or supplement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

          SECTION 25. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any Secured Party hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by the Collateral Agent or such Secured Party, as the case may be, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or the Partnership or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgor or the Partnership or any substantial part of their respective assets, or upon the entry of an order by a bankruptcy court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

          SECTION 26.  WAIVER OF SUBROGATION; SUBMISSION TO
JURISDICTION; WAIVER OF JURY TRIAL.

          (a)  THE PLEDGOR IRREVOCABLY WAIVES ALL RIGHTS OF
SUBROGATION (WHETHER CONTRACTUAL, UNDER SECTION 509 OF
TITLEE11 OF THE UNITED STATES CODE, 11 U.S.C. 101, ET SEQ.
(THE "BANKRUPTCY CODE"), UNDER COMMON LAW OR OTHERWISE) TO
THE CLAIMS OF THE COLLATERAL AGENT AND THE SECURED PARTIES
AGAINST THE PLEDGOR WHICH ARISE IN CONNECTION WITH, OR AS A
RESULT OF, THIS AGREEMENT.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c)  THE PLEDGOR IRREVOCABLY CONSENTS TO THE
SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SPECIFIED IN SECTIONE18, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) BUSINESS DAYS AFTER SUCH MAILING.

          (d)  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE
COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER
PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR
OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER
JURISDICTION.

          SECTION 27. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR THE REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. UNLESS OTHERWISE DEFINED HEREIN OR IN THE TRUST INDENTURE, TERMS DEFINED IN ARTICLEE8 OR ARTICLEE9 OF THE NEW YORK UNIFORM COMMERCIAL CODE ARE USED HEREIN AS THEREIN DEFINED.

          SECTION 28.  Recourse Limited to Collateral.
Notwithstanding anything to the contrary contained herein, the liability and obligation of the Pledgor or any past, present or future partner, officer, director or stockholder of the Pledgor under or by reason of this Agreement shall be limited as provided in Section 4.12 or the Intercreditor Agreement, and the provisions of said Section 4.12 are incorporated herein by reference.

          Section 29. Exculpatory Provisions. None of the Collateral Agent or any Secured Party, or any of their respective officers, employees, servants, controlling persons, executives, directors, agents, authorized representatives, attorneys-in-fact or affiliates shall be liable to the Pledgor for any action taken or omitted to be taken by it or them (other than actions arising from or relating to any gross negligence or willful misconduct of any such Person) under or in connection with this Agreement or any other Project Document to which the Pledgor is a party, or responsible in any manner to any Person for any recital, statement, representation or warranty made by the Pledgor or any officer thereof contained in this Agreement or any other Project Document to which the Pledgor is a party or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent or any Secured Party under or in connection with, this Agreement or any other Project Document to which the Pledgor is a party or for the value, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Project Document or for any failure of the Pledgor to perform any of the Obligations.

          Section 30. Waiver. To the fullest extent it may lawfully so agree, the Pledgor agrees that it will not at any time insist upon, claim, plead or take any benefit or advantage of any appraisement, valuation, stay, extenuation, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Collateral. The Pledgor, for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws and all right to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, the Pledgor hereby (i) authorizes the Collateral Agent, in its sole discretion and without notice to or demand upon the Pledgor and without otherwise affecting the obligations of the Pledgor hereunder, from time to time to take and hold other collateral (in addition to the Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof and to release or substitute any endorser or guarantor or any other Person granting security for or in any other way obligated upon any Obligations or any part thereof and (ii) waives and releases any and all right to require the Collateral Agent to collect any of the Obligations from any specific item or items of the Collateral or from any other party liable as a guarantor or in any other manner in respect of any of the Obligations or from any other security for any of the Obligations.

          Section 31.  Consent.  By its execution hereof,
the Pledgor hereby consents to the transfer of the Collateral to any designee of the Collateral Agent in accordance with this Agreement and the admission to the Partnership of such designee as a limited partner in accordance with this Agreement.

          Section 32.  Conflicts with the Intercreditor
Agreement or the Depositary Agreement. In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement or the Depositary Agreement, the provisions of the Intercreditor Agreement or the Depositary
Agreement, as the case may be, will apply.

          IN WITNESS WHEREOF, each party hereto has caused this Limited Partner Pledge and Security Agreement to be duly executed and delivered by its officer thereunto duly authorized on the date first above written.

                           PRC II CORPORATION


                           By
                           Name:
                           Title:


                           FLEET NATIONAL BANK,
                             as collateral agent


                           By
                           Name:
                           Title:








                 ACKNOWLEDGMENT AND CONSENT


          The Partnership referred to in the foregoing
Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The
Partnership agrees to notify the Collateral Agent promptly in writing of the issuance of any Additional Pledged
Interests.


                         PANDA-ROSEMARY, L.P.,
                           a Delaware limited partnership


                         By:  Panda - Rosemary Corporation,
                                a Delaware corporation,
                                its general partner



                          By
                          Name:
                          Title:








                      CONSENT

          The undersigned corporation, being the sole general partner of the Partnership referred to in the foregoing Agreement, hereby consents to the pledge of the limited partner interest in the Partnership owned by PRC II
Corporation pursuant to such Agreement.

                         PANDA - ROSEMARY CORPORATION
                           a Delaware corporation




                         By
                         Name:
                         Title: